Supplement to the Statement of Additional Information of the

Quantitative Group of Funds

Ordinary and Institutional Shares

Dated September 22, 2009

This supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) dated August 1, 2009 of the Quantitative Group of Funds (the “Trust”). You may obtain a copy of the SAI, as supplemented, free of charge, by calling 1-800-326-2151 or via the Internet at www.quantfunds.com.

The following information replaces the appendix A to the SAI.

APPENDIX A - VOTING POLICIES

QUANTITATIVE GROUP OF FUNDS

d/b/a QUANT FUNDS

PROXY VOTING POLICIES AND PROCEDURES

(Adopted: July 23, 2003)

I. Quant Funds’ Policy Statement

Quantitative Group of Funds (d/b/a/ Quant Funds) (“Quant”) is firmly committed to ensuring that proxies relating to Quant’s portfolio securities are voted in the best interests of Quant’s shareholders. The following policies and procedures have been established to implement Quant’s proxy voting program.

II. Trust’s Proxy Voting Program

Quantitative Advisors serves as the investment manager of Quant’s portfolios. Quantitative Advisors is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who provide the day-to-day portfolio management for each portfolio. Quant has delegated proxy voting responsibility to Quantitative Advisors. Because Quantitative Advisors views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser. The primary focus of Quant’s proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. These policies and procedures may be amended from time to time based on Quant’s experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III. Quantitative Advisors’ Due Diligence and Compliance Program

As part of its ongoing due diligence and compliance responsibilities, Quantitative Advisors will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Quantitative Advisors will review each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a portfolio and on at least an annual basis thereafter.

IV. Sub-Advisers’ Proxy Voting Policies and Procedures

Each Sub-Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A. Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Quant and Quantitative Advisors, upon request, copies of such policies and procedures.

B. Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that Sub-Adviser votes client securities in the best interest of its clients.

C. Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients before voting client proxies.

D. Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E. Monitoring Proxy Voting: The Sub-Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F. Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to Quant and Quantitative Advisors such information and records with respect to proxies relating to Quant’s portfolio securities as required by law and as Quant or Quantitative Advisors may reasonably request.

V. Disclosure of Quant’s Proxy Voting Policies and Procedures and Voting Record

Quantitative Advisors, on behalf of Quant, will take reasonable steps as necessary to seek to ensure that Quant complies with all applicable laws and regulations relating to disclosure of Quant’s proxy voting policies and procedures and its proxy voting record. Quantitative Advisors (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers with respect to Quant’s portfolio securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Quant’s shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI. Reports to Quant’s Board of Trustees

Quantitative Advisors will periodically (but no less frequently than annually) report to the Board of Trustees with respect to Quant’s implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to Quant’s portfolio securities and any other information requested by the Board of Trustees.

QUANTITATIVE ADVISORS

PROXY VOTING POLICIES AND PROCEDURES

(Adopted July 23, 2003; revised October 21, 2005)

Quantitative Advisors serves as the investment adviser to the series of the Quantitative Group of Funds (d/b/a Quant Funds) (each a “Fund” and together the “Funds”). In that capacity Quantitative Advisors has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures are designed to ensure that Quantitative Advisors administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.

I. POLICY

In the typical course of Quantitative Advisors’ business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investments of the Funds. Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds. In limited instances, transitional securities may be held in an account and may not be overseen by a sub-adviser. In those cases, it is Quantitative Advisors’ policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose. If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Quantitative Advisors to vote such proxies in a manner that is consistent with the Funds’ best interests.

II. RESPONSIBILITY

In most cases, voting of proxies is delegated to the respective sub-adviser retained to oversee and direct the investments of the Funds. If the security is held in an account not directly overseen by a sub-adviser, the proxy voting committee of Quantitative Advisors, which consists of the members of Quantitative Advisors’ Pricing Committee, (the “Proxy Committee”) will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds. There may be times when refraining from voting a proxy is in a Fund’s best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.

III. PROCEDURES

In the limited instances of voting of proxies not delegated to sub-advisers or forwarded to the Funds as mentioned above, Quantitative Advisors will (i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and (iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.

Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal. In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund’s investment, including how its vote will economically impact and affect the value of a Fund’s investment.

Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer’s board of directors and management; and (iv) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

IV. CONFLICTS OF INTEREST

Quantitative Advisors may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

A. Identifying Conflicts of Interest

The Proxy Committee will seek to identify Quantitative Advisors conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Quantitative Advisors’ senior management. The Proxy Committee may determine that Quantitative Advisors has a conflict of interest as a result of the following:

1. Significant Business Relationships - The Proxy Committee will consider whether the matter involves an issuer or proponent with which Quantitative Advisors, its members, officers or employees have a significant business relationship. Quantitative Advisors, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a “significant business relationship” is one that might create an incentive for Quantitative Advisors, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.

2. Significant Personal or Family Relationships - The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Quantitative Advisors who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Quantitative Advisors votes the proxy. Employees of Quantitative Advisors, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter. If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Quantitative Advisors’ Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.

B. Determining Whether a Conflict is Material

In the event that the Proxy Committee determines that Quantitative Advisors has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is “material.”. The Proxy Committee may determine on a case-by-case basis that the relationship as it regards a particular proposal involves a material conflict of interest. To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Quantitative Advisors’ conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

C. Voting Proxies Involving a Material Conflict

In the event that the Proxy Committee determines that Quantitative Advisors has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:

•

fully disclose the nature of the conflict to the Funds and obtain the Funds’ consent as to how Quantitative Advisors shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

•	contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

•	vote on the proposal and, in consultation with the Compliance Officer, detail how Quantitative Advisors’ material conflict did not influence the decision-making process.

The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.

D. Documenting Conflicts of Interest

The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Quantitative Advisors does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of Quantitative Advisors.

V. RECORDKEEPING AND DISCLOSURE

Quantitative Advisors maintains the following books and records required by Rule 204-2(c)(2) under the Advisers Act for a period of not less than five years:

•	a copy of these proxy voting policies and procedures, including all amendments hereto;

•	a copy of each proxy statement received regarding Fund securities, provided, however, that Quantitative Advisors may rely on the proxy statement filed on EDGAR as its record;

•	a record of each vote Quantitative Advisors casts on behalf of the Funds;

•	a copy of any document created by Quantitative Advisors that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;

•	a copy of each written Fund request for information on how Quantitative Advisors voted proxies on behalf of the Funds; and

•	a copy of any written response by Quantitative Advisors to any Fund request for information on how Quantitative Advisors voted proxies on behalf of the requesting Fund.

Quantitative Advisors will describe in Part II of its Form ADV (or other brochure fulfilling the requirement of Advisers Act Rule 204-3) its proxy voting policies and procedures and advise the Funds how they may obtain information about how Quantitative Advisors voted their securities. Information about how the Funds securities were voted or a copy of Quantitative Advisors’ proxy voting policies and procedures free of charge by written request addressed to Quantitative Advisors.

COLUMBIA PARTNERS

PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of Columbia Partners. The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. Columbia Partners is a registered investment adviser under the Investment Advisor Act of 1940.

Columbia Partners will vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. The interests of participants and beneficiaries will not be subordinated to unrelated objectives. Columbia Partners shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to Columbia Partners’ clients have not been received, Columbia Partners will make reasonable efforts to obtain missing proxies. Columbia Partners is not responsible for voting proxies it does not receive.

Columbia Partners shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. Columbia Partners does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Columbia Partners’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Columbia Partners shall revise its guidelines as events warrant.

Columbia Partners shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate Columbia Partners’ compliance with its responsibilities and will facilitate clients’ monitoring of Columbia Partners. A copy of this Proxy Voting Policy Statement and Guidelines will be provided to each client upon request.

Approved: February 28, 2008

DIRECTOR ELECTIONS

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable. Columbia Partners holds directors to a high standard when voting on their election, qualifications, and compensation. We evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long-term shareholder value.

Voting on Director Nominees in Uncontested Elections

Votes concerning the entire board of directors and members of key board committees are examined using the following five factors:

• Lack of independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

• Diversity of board;

• Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.);

• Failure of the board to properly respond to majority votes on shareholder proposals;

• Poor long-term corporate performance record relative to peer, S&P 500 or Russell 3000 Indices.

Votes on individual director nominees are always made on a CASE-BY-CASE basis. Specific director nominee WITHHOLD/AGAINST votes can be triggered by one or more of the following factors:

• Lack of a board that is at least two-thirds (67 percent) independent – i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;

• Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

• Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

• Failure to establish any key board committees (i.e. audit, compensation, or nominating);

• Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty;

• Chapter 7 bankruptcy, Securities & Exchange Commission (SEC) violations or fines, and criminal investigations by the Department of Justice (DOJ), Government Accounting Office (GAO) or any other federal agency;

• Interlocking directorships;

• Performance of compensation committee members and/or the entire board in relation to the approval of egregious executive compensation (both cash and equity awards);

• Performance of audit committee members concerning the approval of excessive non-audit fees and/or the lack of auditor ratification upon the proxy ballot;

• If at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

• If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Columbia Partners may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company. Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

• Long-term financial performance of the target company relative to its industry;

• Management’s track record;

• Background to the proxy contest;

• Qualifications of director nominees (both slates);

• Strategic plan of dissident slate and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved (both slates);

• Stock ownership positions.

Non-Independent Chairman

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Many institutional investors believe there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. Since executive compensation is so heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions is a critical step in curtailing excessive pay, which ultimately can become a drain on shareholder value.

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases, and indeed, using a case-by-case review of circumstances there may be worthy exceptions. But, even in these cases, it is the general view of many institutions that a person should only serve in the position of joint CEO and chairman on a temporary basis, and that these positions should be separated following their provisional combination.

We strongly believe that the potential for conflicts of interest in the board’s supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, Columbia Partners fiduciaries believe that it is the board’s implicit duty to assume an impartial and objective role in overseeing the executive team’s overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs.

Inherent in the chairman’s job description is the duty to assess the CEO’s performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance or has a past or present affiliation with management. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

• Generally vote AGAINST or WITHHOLD from any non-independent director who serves as board chairman;

• Generally vote AGAINST or WITHHOLD from a CEO who is also serving in the role of chairman at the same company;

• Generally support shareholder proposals calling for the separation of the CEO and chairman positions;

• Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Independent Directors

Board independence from management is of vital importance to a company and its shareholders. Accordingly, we believe votes should be cast in a manner that will encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company’s paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company’s chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

• Generally vote AGAINST or WITHHOLD from non-independent director nominees (insiders and affiliated outsiders) where the entire board is not at least two-thirds (67 percent) independent;

• Generally vote AGAINST or WITHHOLD from non-independent director nominees (insiders and affiliated outsiders) when the nominating, compensation and audit committees are not fully independent;

• Generally consider independent board members who have been on the board continually for a period longer than 10 years as affiliated outsiders;

• Vote FOR shareholder proposals requesting that all key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively;

• Vote FOR shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

Excessive Directorships

As new regulations mandate that directors be more engaged and vigilant in protecting shareholder interests or else risk civil and/or criminal sanctions, board members are having to devote more time and effort to their oversight duties which, on average, were estimated to run to 280 hours per year, per board in 2005. Recent surveys of U.S. directors also confirm a desire for limiting board memberships, to between three and five seats. In view of the increased demands placed on corporate board members, Columbia Partners fiduciaries believe that directors who are overextended may be impairing their ability to serve as effective representatives of shareholders. Columbia Partners will vote against or withhold from directors serving on an excessive number of other boards, which could compromise their primary duties of care and loyalty.

• Generally vote AGAINST or WITHHOLD from directors serving on an excessive number of boards. As a general rule, vote AGAINST or WITHHOLD from director nominees who are:

o CEOs of publicly traded companies who serve on more than two public boards (i.e. more than one public boards other than their own board). NOTE: Columbia Partners will vote against or withhold from over boarded CEO directors only at their outside directorships and not at the company in which they presently serve as CEO); and Non-CEO directors who serve on more than six public company boards.

Financial Performance Test for Boards

Many institutional investors believe long-term financial performance should be considered when determining vote recommendations with regard to directors in uncontested elections. When evaluating whether to vote against or withhold votes from director nominees, we will look at the company’s response to the ongoing performance issues, and consider several factors, including performance improvement in the current year, changes in management or board composition, recent transactions at the company, overall governance practices, particularly any recent changes, and the financial health of the company.

The general methodology is as follows:

• Overview: The policy will consider potential against or withhold votes from director nominees at Russell 3000 companies that underperformed relative to their industry peers. The policy consists of two phases. In Year 1, the worst performers (bottom five percent) within each of the 24 GICS groups will be noted. For Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if either of the following two conditions are met: 1) a company continues to be in the bottom five percent within its GICS group for that respective year; or 2) a company shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:

o Year-to-date performance;

o Situational circumstances;

o Change in management/board;

o Overall governance practices.

• Metrics: The methodology will evaluate companies using a combination of four performance measures. One measurement will be a market-based performance metric and three measurements will be tied to the company’s operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group.

• Weightings: All four metrics will be time-weighted equally as follows: 40 percent on the trailing 12-month period and 60 percent on the 48-month period prior to the trailing 12 months. This methodology emphasizes the company’s historical performance over a five-year period yet also accounts for near-term changes in a company’s performance.

The table below summarizes the framework:

Metrics	Basis of Evaluation	Weighting	2nd Weighting
Operational Performance	50%
5-year Average pre-tax operating ROIC or ROAA*	Management efficiency in deploying assets	33.3%
5-year Sales Growth	Top-Line	33.3%
5-year EBITDA Growth or Operating Income Growth*	Core-earnings	33.3%
Sub Total	100%
Stock Performance	50%
5-year TSR	Market
Total	100%

*Metric applies to companies in the financial sector

Total shareholder return is widely considered as an important component in evaluating corporate performance. Five-year TSR is consistently viewed as an appropriate long-term time frame. In recognizing that this market-based TSR measure may be outside the control of management, the methodology incorporates three operational metrics in the analysis that effectively take into account factors that can be controlled by the company, and which measure management effectiveness in utilizing capital and managing growth. The methodology serves to identify the worst performers relative to their peers in their respective GICS groups. Moreover, the Year 2 test gives underperforming companies an opportunity to demonstrate near-term improvement in their performance.

Director Diversity

Gender and ethnic diversity are important components on a company’s board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. Columbia Partners fiduciaries believe that increasing diversity in the boardroom to better reflect a company’s workforce, customers, and community enhances shareholder value.

• Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors;

• Support endorsement of a policy of board inclusiveness;

• Support reporting to shareholders on a company’s efforts to increase diversity on their boards.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

• Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Classified Boards / Annual Elections

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases. Classified boards can reduce director accountability by shielding directors, at least for a certain period of time, from the consequences of their actions. Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year. Ultimately, in these cases, the full board should be responsible for the actions of its directors.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company. Nevertheless, empirical evidence strongly suggests that staggered boards are generally not in the shareholders’ best interest. In addition to shielding directors from being held accountable by shareholders on an annual basis, a classified board can entrench management and effectively preclude most takeover bids or proxy contests.

• Vote AGAINST management or shareholder proposals seeking to classify the board when the issue comes up for vote;

• Vote FOR management or shareholder proposals to repeal a company’s classified board structure.

• If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, we may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal size board, there is an acceptable range that companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin.

Proposals seeking to set board size will be evaluated on a CASE-BY-CASE basis. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals.

• Generally vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats;

• Generally vote AGAINST any proposal seeking to amend the company’s board size to more than fifteen seats;

• Evaluate board size on a CASE-BY-CASE basis and consider WITHHOLD or AGAINST votes or other action at companies that have fewer than five directors and more than 15 directors on their board.

Limit Term of Office

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. While term of office limitations can rid the board of non-performing directors over time, it can also unfairly force experienced and effective directors off the board.

• Generally vote AGAINST shareholder proposals to limit the tenure of outside directors

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme, the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Thus, under a cumulative voting scheme shareholders have the opportunity to elect a minority representative to a board by cumulating their votes, thereby ensuring minority representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding-the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors. Shareholders need to have flexibility in supporting candidates for a company’s board of directors. Under the current system, this is the only mechanism that minority shareholders can use to be represented on a company’s board.

• Vote AGAINST proposals to eliminate cumulative voting;

• Vote FOR proposals to permit cumulative voting.

Failure to Act on Shareholder Proposals Receiving Majority Support

• Generally vote AGAINST or WITHHOLD from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

Votes Against or Withholds from Directors for Shareholder Rights Plan (i.e. Poison Pills)

Shareholders should have the ability to vote on any shareholder rights plan adopted by a board as to ensure that the features of the poison pill support the interests of shareholders and do not merely serve as a management entrenchment device. If the board, in the exercise of its fiduciary duties, determines that a pill is in the best interests of shareholders and adopts it without shareholder approval, the pill would still require a shareholder vote within twelve months after adoption. A pill adopted under this “fiduciary out” exception should expire or be ratified by shareholder vote within twelve months after adoption.

• Vote AGAINST or WITHHOLD from director nominees at a company that has a dead-hand or modified dead-hand poison pill in place;

• Vote AGAINST or WITHHOLD from directors if the board has adopted a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within twelve months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO),

Shareholder Access to the Proxy (“Open Access”)

The current director election process as it exists leaves much to be desired. Companies currently nominate for election only one candidate for each board seat. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The only way for shareholders to register symbolic dissent about a certain director candidate is to simply “withhold” support from that nominee. But because directors are typically elected by a plurality (those nominees receiving the most votes win board seats), company nominees running unopposed are reelected.

• Consider on a CASE-BY-CASE basis reasonably crafted shareholder proposals asking companies to voluntarily provide shareholders the ability to nominate director candidates to be included on management’s proxy card, taking into account the ownership threshold proposed in the resolution. Special consideration will be made at companies where there are legitimate concerns surrounding responsiveness to shareholders (such as not implementing majority-supported shareholder proposals), board and key committee independence, problematic compensation practices, and past accounting or financial issues such as restatements.

Majority Threshold Voting Requirement for Director Elections

Shareholders have expressed strong support for precatory resolutions on majority threshold voting since 2005, with a number of proposals receiving majority support from shareholders. Columbia Partners fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S.

• Generally support reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. in contested elections).

• Columbia Partners may recommend withhold/against votes on members of the board at companies without the carve-out for plurality voting in contested elections, as the use of a majority vote standard can act as an anti-takeover defense in contested elections. (e.g. although the dissident nominees may have received more shares cast, as long as the combination of withhold/against votes and the votes for the management nominees keep the dissident nominees under 50%, the management nominees will win, due to the holdover rules). This is clearly contradicts the expressed will of shareholders.

• In addition to supporting proposals seeking a majority vote standard in director elections, we also support a post-election “director resignation policy” that addresses the situation of holdover directors to accommodate both shareholder proposals and the need for stability and continuity of the board.

Establish an Office of the Board

• Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communication between shareholders and non-management directors, unless the company has effectively demonstrated via public disclosure that it already has an established structure in place.

Director and Officer Indemnification ~ Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence.

Each proposal addressing director liability will be evaluated consistent with this philosophy. Columbia Partners may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but we may often oppose management proposals and support shareholder proposals in order to promote greater director accountability.

• Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director’s fiduciary “duty of loyalty” to shareholders; (ii) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. Columbia Partners fiduciaries may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions that have already occurred.

• Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification;

• Vote FOR only those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

COMPENSATION

Stock Option Plans

Compensation to executive and other senior level employees should be strongly correlated to performance and achievement. Stock options, restricted stock and other forms of non-cash compensation should be performance-based with an eye toward improving long-term corporate value. Well-designed stock option plans can align the interests of executives and shareholders by providing that executives benefit when stock prices rise so that the employees of the company, along with shareholders, prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not created. Columbia Partners supports option plans when they provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent, above peer performance. Likewise, Columbia Partners will oppose those plans that offer unreasonable benefits to executives that are not available to any other shareholders or employees.

Methodology for Analyzing Pay Plans

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. Indeed, many academic studies have found that there is limited correlation between executive stock ownership and company performance. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan.

Therefore, it is vital for shareholders to fully analyze all equity plans that appear on ballot. In general, Columbia Partners evaluates executive and director compensation plans on a CASE-BY-CASE basis. When evaluating equity-based compensation items on ballot, the following elements will be considered:

Primary Considerations:

• Dilution: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds ten percent;

• Full Market Value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount;

• Burn Rate: Vote AGAINST plans where the annual burn rate exceeds industry and index burn rates over a three-year period.

Secondary Considerations:

• Executive Concentration Ratio: Vote AGAINST plans where the annual grant rate to the top five executives (“named officers”) exceeds one percent of shares outstanding;

• Pay-For-Performance Metric: Vote AGAINST plans where CEO pay and the company’s performance is incongruous, as measured against industry peers over one and three-year periods, or if the performance criteria is not disclosed;

• Evergreen Features: Vote AGAINST plans that reserve a specified percentage of outstanding shares for award each year instead of having a termination date;

• Repricing: Vote AGAINST plans if the company’s policy permits repricing of “underwater” options or if the company has a history of repricing past options. In those instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions: 1) The repricing represents a “value for value” exchange; 2) If the five most highly compensated employees are excluded from the repricing; 3) If the plan is broad-based; and 4) If the current vesting schedule is maintained;

• Loans: Vote AGAINST the plan if the plan administrator may provide loans to officers to assist in exercising the awards.

Voting Power Dilution (VPD) Calculation

Voting power dilution, or VPD, measures the amount of voting power represented by the number of shares reserved over the life of the plan. Industry norm dictates that ten percent dilution over the life of a ten-year plan is reasonable for most mature companies. Restricted stock plans or stand-alone stock bonus plans that are not coupled with stock option plans can be held to a lower dilution cap.

Voting power dilution may be calculated using the following formula:

A: Shares reserved for this amendment or plan;

B: Shares available under this plan and/or continuing plans prior to proposed amendment;

C: Shares granted but unexercised under this plan and/or continuing plans;

D: All outstanding shares plus any convertible equity, outstanding warrants, or debt.

The formula can be applied as follows: A + B + C

A + B + C + D

Fair Market Value, Dilution and Repricing

Consideration will be made as to whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice “underwater” options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are “underwater” when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Burn Rate

The annual burn rate is a measure of dilution that illustrates how rapidly a company is deploying shares reserved for equity compensation plans. The burn or run rate is calculated by dividing the number of shares pursuant to awards granted in a given year by the number of shares outstanding. Columbia Partners benchmarks a company’s burn rate against three-year industry and primary index burn rates, and generally oppose plans whose burn rates exceed both industry and index burn rates over a three year period. In addition, we may vote against plans if the average annual burn-rate exceeds three percent over a three-year period.

Executive Concentration Ratio

In examining stock option awards, restricted stock and other forms of long-term incentives, it is important to consider internal pay equity; that is, the concentration and distribution of equity awards to a company’s top five executives (“named officers”) as a percentage of overall grants. Columbia Partners will consider voting against equity compensation plans whose annual grant rate to top executives exceeds one percent of shares outstanding.

Principle of Pay-For-Performance

Stock-based pay is often the main driver for excessive executive compensation, which is fueled by poor administration of the plan. Therefore, it is important to closely examine any discrepancies between increases in CEO pay and total shareholder returns against those of peer firms over a one- and three-year timeframe in assessing equity-based compensation plans.

Significant disparities between pay and performance warrants votes against or withholding from Compensation Committee members who are responsible for overseeing the company’s compensation schemes, or the entire board if the whole board was involved in and contributed to egregious compensation. We may also consider voting against or withholding from the CEO. If the equity component is the source of the imbalance, Columbia Partners may oppose the equity plan in which the CEO participates.

• Vote AGAINST or WITHHOLD from the Compensation Committee members when the company has a pay-for-performance disconnect.

Evergreen Provisions

Columbia Partners will oppose plans that reserve a specified percentage of outstanding shares for award each year (evergreen plans) instead of having a termination date. Such plans provide for an automatic increase in the shares available for grant with or without limits on an annual basis. Because they represent a transfer of shareholder value and have a dilutive impact on a regular basis, evergreen plans are expensive to shareholders. Evergreen features also minimize the frequency that companies seek shareholder approval in increasing the number of shares available under the plan.

Poor Compensation Practices and Compensation Committee Performance

Poor disclosure, the absence or non-transparency of disclosure and poor plan design of compensation payouts lead to excessive executive compensation practices that are detrimental to shareholders. Poorly designed plans or those lacking in transparency can be reflective of a poorly performing compensation committee.

Companies are expected to meet a minimum standard of tally sheet disclosure as to allow shareholders to readily assess the total executive pay package, understand the actual linkage between pay and performance, and mitigate misinformation to shareholders. The SEC issued new rules on executive and director compensation in 2006 that will require expansive disclosure and a total compensation figure for each of the named executive officers.

Executive compensation will continue to be in the spotlight in the ensuing years, particularly when shareholders will have access to more complete information. In the absence of poor disclosure that would necessitate a higher level of scrutiny, Columbia Partners may also consider voting against or withholding from the compensation committee for failure to provide pertinent information in its committee report.

• Columbia Partners will consider voting AGAINST or WITHHOLDING from compensation committee members and/or the CEO on a CASE-BY-CASE basis if the company has poor compensation practices. In addition, we may consider a vote AGAINST or WITHHOLDING from the entire board if the whole board was involved in and contributed to egregious compensation. Poor compensation practices include, but are not limited to, the following:

o Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

o Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements);

o Abnormally large bonus payouts without justifiable performance linkage or appropriate disclosure;

o Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

o Egregious SERP (Supplemental Executive Retirement Plans) payouts (e.g. inclusion of additional years of service not earned or inclusion performance-based equity awards in the pension calculation);

o New CEO with overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed under this policy);

o Excessive severance provisions (e.g. severance paid for a “performance termination” - i.e. due to the executive’s failure to perform job functions at the appropriate level, perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements);

o Change in control payouts without loss of job or substantial diminution of job duties (single triggered);

o Poor Disclosure Practices (e.g. unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, methodology for benchmarking practices and/or peer group not disclosed and explained);

o Internal pay disparity (excessive differential between CEO total pay and that of next highest-paid named executive officer);

o Options backdating (covered in a separate policy);

o Other excessive compensation payouts or poor pay practices at the company.

Moreover, if there is an equity plan proposal on the ballot and the plan is a vehicle for poor pay practices, we may consider voting against the proposal based on past compensation practices.

Restricted Stock

Columbia Partners supports the use of performance-vesting restricted stock as long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive’s overall compensation. The best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks. Performance-vesting restricted stock both adds to executives direct share holdings and incorporates at-risk features.

To reward performance and not job tenure, restricted stock vesting requirements should be performance-based rather than time lapsing. Such plans should explicitly define the performance criteria for awards to senior executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

Executive Holding Periods

Senior level executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises (e.g. 75% of their after-tax stock option proceeds), while they are employed at a company. Equity compensation awards are intended to align management interests with those of shareholders, and allowing executives to sell these shares while they are employees of the company undermines this purpose. Given the large size of a typical annual equity compensation award, holding requirements that are based on a multiple of cash compensation may be inadequate.

Performance-Based Options

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

Columbia Partners advocates for performance-based awards – such as premium-priced or indexed – which encourage executives to outperform peers, certain indices, or the broader market rather than being rewarded for any minimal rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

• Generally vote FOR shareholder proposals that seek to provide for performance-based options such as indexed and/or premium priced options.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Columbia Partners may recommend voting AGAINST or WITHHOLDING from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. We will adopt a CASE-BY-CASE approach to the options backdating issue to differentiate companies that had sloppy administration vs. those that had committed fraud, as well as those companies which have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Columbia Partners will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

In recommending votes against or withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, Columbia Partners will consider several factors, including, but not limited to, the following:

• Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

• Length of time of options backdating;

• Size of restatement due to options backdating;

• Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

• Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Pension Plan Income Accounting

• Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Shareholder Proposals to Limit Executive and Director Pay

• Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information;

• Generally vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits;

• Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

• Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

• Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

Compensation Consultants - Disclosure of Board or Company’s Utilization

• Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Golden and Tin Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum payout triggered by a change-in-control at usually two to three times their current base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via “tin” parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

• Vote FOR shareholder proposals to all have golden parachute agreements submitted for shareholder ratification;

• Generally vote AGAINST all proposals to ratify golden parachutes;

• Vote on tin parachutes on a CASE-BY-CASE basis.

Executive Perks and Retirement Benefits

Columbia Partners supports enhanced disclosure and shareholder oversight of executive benefits and other in-kind retirement perquisites. For example, compensation devices like executive pensions (SERPs), deferred compensation plans, below-market-rate loans or guaranteed post-retirement consulting fees can amount to significant liabilities to shareholders and it is often difficult for investors to find adequate disclosure of their full terms. Columbia Partners opposes any perquisite or benefit to executives that exceeds what is generally offered to other company employees. From a shareholder prospective, the cost of these executive entitlements would be better allocated to performance-based forms of executive compensation during their term in office.

• Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recent academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

• Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed excessive (i.e. generally greater than five percent of outstanding shares).

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

• Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

• Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

• Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

AUDITORS

Auditors play an integral role in certifying the integrity and reliability of corporate financial statements on which investors rely to gauge the financial well being of a company and the viability of an investment. The well-documented auditor-facilitated bankruptcies and scandals at several large public companies in recent years underscore the catastrophic consequences that investors can suffer when the audit process breaks down.

Auditor Independence

The recent wave of accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the large four accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000. A study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001. We believe that this ratio should be reversed and that non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity.

Under SEC rules, disclosed categories of professional fees paid for audit and non-audit services are as follows: (1) Audit Fees, (2) Audit-Related Fees, (3) Tax Fees, and (4) All Other Fees. Under the revised reporting requirements, a company will also be required to describe – in qualitative terms – the types of services provided under the three categories other than Audit Fees. The following fee categories are defined as: A) tax compliance or preparation fees are excluded from our calculations of non-audit fees; and B) fees for consulting services for tax-avoidance strategies and tax shelters will be included in “other fees” and will be considered non-audit fees if the proxy disclosure does not indicate the nature of the tax services. In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

As auditors are the backbone upon which a company’s financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company-auditor relationship is left open to conflicts of interest.

Auditor Ratification

The ratification of auditors is an important component of good governance. In light of the Sarbanes-Oxley Act of 2002 and increased shareholder scrutiny, some companies are opting to take auditor ratification off the ballot.

Neglecting to include the ratification of auditors on the proxy takes away the fundamental shareholder tight to ratify the company’s choice of auditor. Whereas shareholder ratification of auditors was once considered routine by many shareowners, the subsequent accounting scandals have caused shareholders to be more vigilant about the integrity of the auditors certifying their companies’ financial statements. It is now viewed as best practice for companies to place the item on ballot.

Although U.S. companies are not legally required to allow shareholders to ratify their appointment of independent auditors, roughly 60% of S&P 500 companies allow for shareholder ratification of their auditors. Submission of the audit firm for approval at the annual meeting on an annual basis gives shareholders the means to weigh in on their satisfaction (or lack thereof) on the auditor’s independent execution of their duties. Columbia Partners firmly believes mandatory auditor ratification is in line with sound and transparent corporate governance and remains an important mechanism to ensure the integrity of the auditor’s work. In the absence of legislation mandating shareholder ratification of auditors, the failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Proposals to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote.

• Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for consulting, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

• Vote AGAINST proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor;

• Vote AGAINST or WITHHOLD from Audit Committee members in cases where consulting fees (i.e. non-audit) exceed audit fees;

• Vote AGAINST or WITHHOLD from Audit Committee members when auditor ratification is not included on the proxy ballot;

• Generally support shareholder proposals seeking to limit companies from buying consulting services from their auditor;

Auditor Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

• The tenure of the audit firm;

• The length of rotation specified in the proposal;

• Any significant audit-related issues at the company;

• The number of Audit Committee meetings held each year;

• The number of financial experts serving on the committee; and

• Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Auditor Indemnification and Limitation of Liability

Indemnification clauses allow auditors to avoid liability for potential damages, including punitive damages. Eliminating concerns about being sued for carelessness could lead to; 1) potential impairment of external auditor independence and impartiality by contractual clauses limiting their liability; and 2) a decrease the quality and reliability of the audit given the lack of consequence for an inadequate audit.

Given the substantial settlements against auditors in recent years for poor audit practices and the cost of such insurance to the company and its shareholders, there are legitimate concerns over the broader use of indemnification clauses. Such agreements may weaken the objectivity, impartiality and performance of audit firms. Columbia Partners believes it is important for shareholders to understand the full risks and implications of these agreements and determine what impact they could have on shareholder value. At the present time, however, due to poor disclosure in this area, it is difficult to identify the existence and extent of limited liability provisions and auditor agreements, and investors lack the information needed to make informed decisions regarding these agreements.

Without uniform disclosure, it is difficult to consistently apply policy and make informed vote recommendations. As such, Columbia Partners reviews the use of indemnification clauses and limited liability provisions in auditor agreements on a case-by-case basis, when disclosure is present.

• Vote AGAINST or WITHHOLD from Audit Committee members if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm;

Disclosures Under Section 404 of Sarbanes-Oxley Act

Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal financial controls. Beginning in 2005, most public companies must obtain annual attestation of the effectiveness of their internal controls over financial reporting from their outside auditors. Companies with significant material weaknesses identified in the Section 404 disclosures potentially have ineffective internal financial reporting controls, which may lead to inaccurate financial statements, hampering shareholders’ ability to make informed investment decisions, and may lead to destruction of public confidence and shareholder value. The Audit Committee is ultimately responsible for the integrity and reliability of the company’s financial information and its system of internal controls.

• Vote AGAINST or WITHHOLD from Audit Committee members under certain circumstances when a material weakness rises to a level of serious concern, if there are chronic internal control issues, or if there is an absence of established effective control mechanisms;

• Vote AGAINST management proposals to ratify auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

TAKEOVER DEFENSES

Poison Pills

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (“flip-in pill”) and/or the potential acquirer (“flip-out pill”) at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

• Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification;

• Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill;

• Review on a CASE-BY-CASE basis management proposals to ratify a poison pill;

• Vote AGAINST or WITHHOLD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held fully accountable.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

• Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company’s ability to make greenmail payments to certain shareholders;

• Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, individual company’s articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

• Vote AGAINST proposals that provide that directors may be removed only for cause;

• Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause;

• Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies;

• Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Ability to Alter the Size of the Board

Proposals that would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Proposals to fix the size of the board at a specific number can prevent management from increasing the board size without shareholder approval when facing a proxy context. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

• Vote FOR proposals that seek to fix the size of the board within an acceptable range;

• Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

SHAREHOLDER RIGHTS

Confidential Voting

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

• Vote FOR shareholder proposals that request corporations to adopt confidential voting, the use of independent tabulators, and the use of independent inspectors for an election as long as the proposals include clauses for proxy contests. In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived;

• Vote FOR management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

• Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings;

• Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management;

• Vote AGAINST provisions that would require advance notice of more than sixty days.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

• Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent;

• Vote FOR proposals to allow or make easier shareholder action by written consent.

Unequal Voting Rights

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares that has superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

• Vote FOR resolutions that seek to maintain or convert to a one-share-one-vote capital structure;

• Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of “lock-in” votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

• Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments;

• Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments;

• Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

• Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations;

• Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Reimbursing Proxy Solicitation Expenses

• Generally support shareholder proposals to reimburse for proxy solicitation expenses;

• When voting in conjunction with support of a dissident slate, always support the reimbursement of all appropriate proxy solicitation expenses associated with the election;

• Generally support requests seeking to reimburse a shareholder proponent for all reasonable campaign expenditures for a proposal approved by the majority of shareholders.

Bundled Proposals

• Vote CASE-BY-CASE on bundled or conditional proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

MERGERS & ACQUISITIONS

A number of academic and industry studies in recent years have estimated that nearly three quarters of all corporate acquisitions fail to create economically meaningful shareholder value. These studies have also demonstrated that the larger the deal the greater the risk in realizing long-term value for shareholders of the acquiring firm. These risks include integration challenges, over-estimation of expected synergies, incompatible corporate cultures and poor succession planning. Indeed, some studies have found that smaller deals within specialized industries on average outperform “big bet” larger deals by a statistically significant factor.

In analyzing M&A deals, private placements or other transactional related items on proxy, Columbia Partners performs a well-rounded analysis that seeks to balance all facets of the deal to ascertain whether the proposed acquisition is truly going to generate long-term value for shareholders and enhance the prospects of the ongoing corporation.

Votes on mergers and acquisitions are always considered on a CASE-BY-CASE basis, taking into account the following factors:

o Impact of the merger on shareholder value;

o Perspective of ownership (target vs. acquirer) in the deal;

o Form and mix of payment (i.e. stock, cash, debt, etc.);

o Fundamental value drivers behind the deal;

o Anticipated financial and operating benefits realizable through combined synergies;

o Offer price (cost vs. premium);

o Change-in-control payments to executive officers;

o Financial viability of the combined companies as a single entity;

o Was the deal put together in good faith? What kind of auction setting took place? Were negotiations carried out at arm’s length? Was any portion of the process tainted by possible conflicts of interest?;

o Fairness opinion (or lack thereof);

o Changes in corporate governance and their impact on shareholder rights;

o What are the potential legal or environmental liability risks associated with the target firm?;

o Impact on community stakeholders and employees in both workforces;

o How will the merger adversely affect employee benefits like pensions and health care?

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that in the absence of board or shareholder approval of the acquisition the bidder must pay the remaining shareholders the same price for their shares that brought control.

• Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares;

• Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Corporate Restructuring

• Votes concerning corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

• Vote FOR proposals to restore or provide shareholders with the right of appraisal.

Spin-offs

• Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

• Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

• Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Going Private Transactions (LBOs, Minority Squeezeouts)

• Vote on a CASE-BY-CASE basis on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

• Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock), cash-out value, whether the interests of continuing and cashed-out shareholders are balanced, and market reaction to public announcement of transaction.

Changing Corporate Name

• Vote FOR changing the corporate name in all instances if proposed and supported by management.

CAPITAL STRUCTURE

The management of a corporation’s capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

Clear justification should accompany all management requests for shareholders approval of increases in authorized common stock. We support increases in authorized common stock to fund stock splits that are in shareholders’ interests. Consideration will be made on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. The amount of additional stock requested in comparison to the requests of the company’s peers as well as the company’s articulated reason for the increase must be evaluated.

• Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue. The following factors will be considered: rationale for the increase, good performance with respect to peers and index on a five-year TSR basis, absence of non-shareholder approved poison pill, reasonable equity compensation burn rate, absence of non-shareholder approved pay plans, and absence of egregious equity compensation practices;

• Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than fifty percent unless a clear need for the excess shares is presented by the company.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

Management proposals to implement a reverse stock split will be reviewed on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. Generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

Blank Check Preferred Authorization

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

• Vote FOR proposals to create blank check preferred stock only in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights;

• Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights;

• Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase;

• Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification;

• Vote FOR proposals to eliminate dual class common stock.

Adjust Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

• Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

• Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Debt Restructuring

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. The following factors are considered:

o Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

o Change in Control: Will the transaction result in a change-in-control of the company?

o Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?

o Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

STATE OF INCORPORATION

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Columbia Partners is less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Offshore Reincorporations and Tax Havens

For a company that seeks to reincorporate, Columbia Partners evaluates the merits of the move on a CASE-BY-CASE basis, taking into consideration the company’s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. Columbia Partners believes there are a number of concerns associated with a company looking to reincorporate from the United States to offshore locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, the following factors are considered:

• Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

• The transparency (or lack thereof) of the new locale’s legal system;

• Adoption of any shareholder-unfriendly corporate law provisions;

• Actual, quantifiable tax benefits associated with foreign incorporation;

• Potential for accounting manipulations and/or discrepancies;

• Any pending U.S. legislation concerning offshore companies;

• Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

CORPORATE RESPONSIBILITY & ACCOUNTABILITY

Consumer Issues

Genetically Modified Ingredients

Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE

Ingredients taking into account:

• The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

• The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

• Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;

• Any voluntary labeling initiatives undertaken or considered by the company.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

• Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

• Whether the company has adequately disclosed the financial risks of the lending products in question;

• Whether the company has been subject to violations of lending laws or serious lending controversies;

• Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

• The existing level of disclosure on pricing policies;

• Deviation from established industry pricing norms;

• The company’s existing initiatives to provide its products to needy consumers;

• Whether the proposal focuses on specific products or geographic regions.

Pharmaceutical Product Reimportation

• Generally support shareholder proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation, unless such information is already publicly disclosed.

• Generally support shareholder proposals requesting that companies adopt specific policies to encourage or not constrain prescription drug reimportation.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

• The company already discloses similar information through existing reports or policies such as a

Supplier Code of Conduct and/or a sustainability report;

• The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

• The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

• Current regulations in the markets in which the company operates;

• Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

• The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

• Vote FOR shareholder proposals seeking to limit the sale of tobacco products to minors;

• Generally vote AGAINST proposals calling for a full phase out of tobacco related product lines.

Equal Employment Opportunity

• Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination;

• Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance;

• Vote FOR non-discrimination in salary, wages, and all benefits.

Climate Change and the Environment

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

• The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

• The company’s level of disclosure is comparable to or better than information provided by industry peers; and

• There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Area Feeding Operations (CAFOs)

• Generally support resolutions requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs) unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring or if the company does not directly source from CAFOs.

Energy Efficiency

Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:

• The current level of disclosure related to energy efficiency policies, initiatives, and performance measures;

• The company’s level of participation in voluntary energy efficiency programs and initiatives;

• The company’s compliance with applicable legislation and/or regulations regarding energy efficiency;

and

• The company’s energy efficiency policies and initiatives relative to industry peers.

Facility Safety (Nuclear and Chemical Plant Safety)

Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

• The company’s compliance with applicable regulations and guidelines;

• The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,

• The existence of recent, significant violations, fines, or controversy related to the safety and security of the company’s operations and/or facilities.

General Environmental Reporting

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

• Operations in the specified regions are not permitted by current laws or regulations;

• The company does not currently have operations or plans to develop operations in these protected regions; or,

• The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

• The nature of the company’s business and the percentage affected;

• The extent that peer companies are recycling;

• The timetable prescribed by the proposal;

• The costs and methods of implementation;

• Whether the company has a poor environmental track record, such as violations of applicable regulations.

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

General Corporate Issues

High-Performance Workplace

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a “what is good for the worker is good for the company” philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

• Generally support proposals that incorporate high-performance workplace standards.

Political Contributions Reporting & Disclosure

• Support reporting of political and political action committee (PAC) contributions;

• Support establishment of corporate political contributions guidelines and internal reporting provisions or controls;

• Vote AGAINST shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

CONTRACTOR SUPPLIER STANDARDS

Corporate Conduct and Labor Code of Conduct

• Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China);

• Support the implementation and reporting on ILO codes of conduct;

• Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

Military Sales

Shareholder proposals from church groups and other community organizations ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision-making.

• Generally support reports on foreign military sales and economic conversion of facilities and where such reporting will not disclose sensitive information that could impact the company adversely or increase its legal exposure;

• Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

MacBride Principles

• Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

Nuclear and Depleted Uranium Weapons

Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Report on Operations in Sensitive Regions or Countries

• Generally support shareholder proposals to adopt labor standards in connection with involvement in a certain market and other potentially sensitive geopolitical regions;

• Generally support shareholder proposals seeking a report on operations within a certain market and documentation of costs of continued involvement in a given country or region;

• Generally support requests for establishment of a board committee to review and report on the reputational risks and legal compliance with U.S. sanctions as a result of the company’s continued operations in countries associated with terrorist sponsored activities;

• Consider shareholder proposals to pull out of a certain market on a CASE-BY-CASE basis considering factors such as overall cost, FDI exposure, level of disclosure for investors, magnitude of controversy, and the current business focus of the company.

Sustainability

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

• The company already discloses similar information through existing reports or policies such as an

Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a

Diversity Report; or

• The company has formally committed to the implementation of a reporting program based on Global

Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

POLARIS PROXY POLICY

Polaris Capital Management, LLC (the ‘Adviser’)’s policy regarding the voting of proxies consists of (1) the slalement of the law anti policy, (2) identification ot the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.

I. Statement of Law and Policy

A. Law

Because a registered investment company (“fund”) is the beneficial owner of its portfolio securities,. it has the right to vote proxies relative to its portfolio securities. The Securities and Exchange Commission has stated that a fund’s board has the obligation to vote proxies. As a practical matter, fund boards typically delegate this function to the funds adviser/sub-adviser.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires that a registered investment adviser with proxy voting authority generally must satisfy the following four requirements: (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure the adviser votes client and fund securities in the best interests of clients and fund investors and addressing how conflicts of interest are handled; (ii) disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy if they request it; (iii) inform clients and fund investors as to how they can obtain information from the adviser on how their securities were voted; and (iv) retain certain records.

II. Policy

The Adviser will vote all proxies delivered to it by the fund’s custodian. The vote will be cast in such a manner, which, in the Adviser’s judgment, will be in the best interests of shareholders. The Adviser contracts with Boston Investor Services, Inc. fl)r the processing of proxies.

The Adviser will generally comply with the following guidelines:

• Routine Corporate Governance Issues

The Adviser will vote in favor of management.

Routine issues may include. hut not he limited to. election of directors. appointment of auditors. changes in state of incorporation or capital structure. In certain cases the Adviser will vote in accordance with the guidelines of specific clients.

• Non-routine Corporate Governance Issues

The Adviser will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value.

Non-routine issues may include, hut not he limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues. In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, the Adviser generally votes against proposals that will increase shareholder dilution.

In general the Adviser will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.

• Non Voting of Proxies

The Adviser may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

• Conflicts of Interest

Should the Adviser have a conflict of interest with regard to voting a proxy. The Adviser will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

• Record Keeping

The following records will be kept for each client:

• Copies of the Adviser’s proxy voting policies and procedures.

• Copies of all proxy statements received.

• A record of each vote the Adviser casts on behalf of the client along with any votes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.

• A copy of each written client request for information on how the Adviser voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy policy will he distributed to all clients of the Adviser and added to Part II of Form ADV. . A hard copy of the policy will be included in the Compliance Program and is available on request.

2. Who is Responsible for Implementing this Policy?

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest. The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements. The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

3. Procedures to Implement this Policy

Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Adviser, its employees, or its affiliates. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

• A proponent of a proxy proposal has a business relationship with the adviser or its affiliates;

• The Adviser or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

• An Adviser employee has a personal interest in the outcome of a particular matter before shareholders; or

• An adviser employee has a business or personal relationship with participants in

Proxy contests, corporate directors or director candidates.

The Compliance Officer is responsible for identifying proxy voting proposals that present a conflict of interest. If the Adviser receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer shall determine whether the conflict is “material’ to any specific proposal included within the proxy. Tue Compliance Officer will determine whether a proposal is material as follows:

• Routine Proxy Proposals - Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the Adviser, unless the Compliance Officer has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine’ proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

• Non-Routine Proxy Proposals - Proxy proposals that are “non-routine’ will be presumed to involve a material conflict of interest, unless the Compliance Officer determines that the Advisor does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management e.g., stock option plans, retirement plans, profit sharing, or other special remuneration plans). The Adviser and the Compliance Officer will determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of’ interest, the Compliance Officer will consider whether the Adviser or any of its officers, directors, employees, or affiliates may have a business or personal relationship with a participation in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.

The Compliance Officer will record in writing the basis for any such determination.

Analytic Investors, LLC

Proxy Voting Policy and Procedure

Analytic Investors, LLC (“Analytic”) assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Oversight Committee

Analytic acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic has established a Proxy Oversight Committee (the “Committee”), to oversee the proxy voting process. The Committee consists of at least one of the firm’s Chief Investment Officer, the Chief Compliance Officer, and the Proxy Coordinator. The

Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic has contracted with an independent proxy voting service (the “Proxy Service”).

Proxy Voting Service

The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic, advising Analytic of any material conflicts of interest (see below), and providing Analytic with documentation of the voting record. Analytic has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service’s interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Proxy Coordinator. Upon notification the Proxy Service’s recusal from voting, Analytic’s Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic’s Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic’s Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

Voting Guidelines

Analytic has reviewed the Proxy Service’s voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.

Proxy Voting Record

The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number (or similar security identification information), (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic’s Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

Recordkeeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic will maintain the following records for five years in an easily accessible place, the first two years in its office:

•	Analytic’s proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service
•	Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic)
•	Records of votes cast on behalf of clients
•	Records of written client requests for voting information
•	Records of written responses from Analytic to both written and verbal client requests
•	Any other documents prepared that were material to Analytic’s decision to vote a proxy or that memorialized the basis for the decision.

December 19, 2009

PROXY VOTING POLICY

PanAgora Asset Management, Inc.

Introduction

PanAgora Asset Management (“PanAgora”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way that PanAgora believes will maximize the monetary value of each portfolio’s holdings. PanAgora takes the view that this will benefit our direct clients and, indirectly, the ultimate owners and beneficiaries of those clients.

Oversight of the proxy voting process is the responsibility of the Investment Committee. The Investment Committee reviews and approves amendments to the PanAgora Proxy Voting Policy and delegates authority to vote in accordance with this policy to its third party proxy voting service. PanAgora retains the final authority and responsibility for voting. In addition to voting proxies, PanAgora:

describes its proxy voting procedures to its clients in Part II of its Form ADV;

provides the client with this written proxy policy, upon request;

discloses to its clients how they may obtain information on how PanAgora voted the client’s proxies;

generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;

documents the reason(s) for voting for all non-routine items; and

keeps records of such proxy votes.

Process

PanAgora’s Chief Compliance Officer is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the Investment Committee, which retains oversight responsibility for all investment activities of PanAgora.

In order to facilitate our proxy voting process, PanAgora retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Chief Compliance Officer has delegated the responsibility of working with this firm to the Compliance Manager responsible for oversight of PanAgora’s third party proxy agent, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of PanAgora clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our proxy voting firm’s guidelines as adopted by the Investment Policy Committee.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients or portfolio managers, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, one of the Co-Chairmen of the Investment Committee is consulted by the Chief Compliance Officer for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If a Co-Chairman of the Investment Committee determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, the Co-Chairman will examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, a Co-Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolio’s holdings. However, either Co-Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

PanAgora also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Potential Conflicts

As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, PanAgora takes these potential conflicts very seriously. While PanAgora’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by PanAgora’s potential conflict, there are a number of courses PanAgora may take. The final decision as to which course to follow shall be made by the Investment Committee.

Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that PanAgora believes more active involvement is necessary, a Co-Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, PanAgora may employ the services of a third party, wholly independent of PanAgora, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of PanAgora’s clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not PanAgora’s, best interests.

Recordkeeping

In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in PanAgora’s office:

PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);

a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and

a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.

Disclosure of Client Voting Information

Any client of PanAgora who wishes to receive information on how their proxies were voted should contact its Client Service Manager.